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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                 August 26, 2005

                          ----------------------------


                              HYDROGEN CORPORATION
               (Exact name of registrant as specified in charter)

                                     Nevada
         (State or other Jurisdiction of Incorporation or Organization)



        (Commission File Number)           (IRS Employer Identification No.)
                0-32065                                86-0965692

                               1801 Route 51 South
                            Jefferson Hills, PA 15025
              (Address of Principal Executive Offices and zip code)

                                 (412) 405-1000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Ohio Development Grant

      On August 26, 2005, the State of Ohio, Department of Development, provided to HydroGen Corporation, $1,250,000 as a development grant for a three phase program to deploy, demonstrate and commercialize the company's 400 kW phosphoric acid fuel cell system. The grant is under an Ohio Fuel Cell Initiative Demonstration Program and is to be used towards the costs associated with the commercial demonstration and validation of the company's air-cooled phosphoric acid fuel cell module technology and for the procurement and preparation of the plant equipment, system engineering, plant construction and initial operations. The grant is given on the understanding that the company will establish the corporation headquarters in Ohio within the next two years, locate manufacturing facilities in Ohio by 2008, and create new full-time jobs at both the skilled and unskilled level. The development work is expected to be undertaken during the period 2005 to 2008. The grant was also contingent on the company raising its own capital, which it achieved in July 2005.

      The grant of the funds is on a reimbursement basis, provided the company meets the objectives of the grant and is carrying out the terms of the defined project as represented to the state. The grant reimbursement period runs from September 1, 2005 to July 31, 2007, and funds not requested during that period will be returned to the grantor and not available to the company. The grant is a deployment of federal development funds and as such, the company will be required to adhere to various federal regulations on their use and accountability for deployment.

      The grant may be terminated if the State of Ohio determines that the company is not in compliance with certain federal regulations governing the grant or federal employment laws, the requirements of any other applicable program statute or rule or with the terms of the grant agreement, after suitable notice and the passage of cure periods. Performance under the agreement is subject to a force majeure limitation. If there is a termination, the company may not continue to incur expenses under the grant, it may be directed by the State of Ohio to dispose of various property, data, studies and reports, and the company may be liable for damages to the State of Ohio. The company may also request a termination of the grant if it is unable or unwilling to comply with the conditions of the grant.

US Department of Energy Patent License

      On August 26, 2005, HydroGen LLC, the wholly owned subsidiary of HydroGen Corporation, entered into an exclusive patent license with the United States Department of Energy to license four patents related to its business operations. These patents include those developed in the past by Westinghouse Electric Corporation under a Department of Energy sponsored research and development program during the 1980's and early 1990's. The four patents are US Patents Nos. 4,978,591 ("Corrosion Free Phosphoric Acid Fuel Cell"); 4,733,822 ("Internal Electrolyte Supply System for Reliable Transport Throughout Fuel Cell Stacks"); 4,853,301 ("Fuel Cell Plates With Skewed Process Channels For Uniform Distribution Of Stack Compression Load"); and 5,096,786 ("Integral Edge Seal for Phosphoric Acid Fuel Cells"). The DOE has granted the license because it will promote the interests of the federal government and the public and provide the incentive to the company to bring the inventions to a practical application.

      The license is irrevocable and exclusive to the company except to the extent the government may require the company to issue sublicenses to parties for health and safety needs. The license is royalty free. The company is obligated to spend not less than $1,000,000 in development of products using the patents during the first year of the license and to maintain the licensed inventions at the U.S. Patent and Trademark Office. The company may grant sublicenses to third parties with the permission of the DOE. The company commits that the products embodying the licensed inventions will be manufactured substantially in the United States. The company is obligated to provide various reports to the DOE about its development of products. The license may be terminated in whole or in part if the company does not execute its development plan as required under the license, fails to make any required reports, breaches the agreement or the DOE determines that termination is necessary to meet requirements for public use as specified in federal regulations and those regulatory requirements are not being met by the company.

Item 9.01  Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. None.

      (b)   Pro forma financial information. None

      (c)   Exhibits.


Exhibit Number    Description
--------------    -----------

   10.1 Agreement Department of Development of the State of Ohio dated August 26, 2005*

   10.2           Patent  License from US  Department of Energy dated August 30,
                  2005*

   99.1 Press release dated August 26, 2005 relating to Agreement with State of Ohio.*

   99.2           Press release dated August 30, 2005 relating to DOE License*


* Filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  HydroGen Corporation
                                                     (Registrant)


Date: August 30, 2005                             By: /S/ Joshua Tosteson
                                                      --------------------------
                                                      Joshua Tosteson, President

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

   10.1 Agreement Department of Development of the State of Ohio dated August 26, 2005*

   10.2           Patent  License from US  Department of Energy dated August 30,
                  2005*

   99.1 Press release dated August 26, 2005 relating to Agreement with State of Ohio.*

   99.2           Press release dated August 30, 2005 relating to DOE License*


* Filed herewith.